Schedule 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

FIRST MUTUAL BANCSHARES, INC.
(Name of Registrant as specified in its Charter)

FIRST MUTUAL BANCSHARES, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[ ]	Fee paid previously with preliminary materials
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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March 18, 2004

Dear Shareholder:

      It is our pleasure to invite you to attend the Annual Meeting of Shareholders of First Mutual Bancshares, Inc. (the “Company”) to be held at the Hyatt Regency Bellevue, Bellevue, Washington, on April 22, 2004, at 3:00 p.m. Pacific Time.

      As set forth in the attached Notice of Annual Meeting and Proxy Statement, the meeting will be held to consider the election of directors. Directors and officers of the Company, as well as a representative of Moss Adams LLP, will be present to respond to any questions shareholders may have.

      Please promptly vote your shares via the Internet, by telephone, or by signing, dating and returning the enclosed Proxy card. If you attend the meeting, you may vote in person even if you have previously voted by telephone, Internet or by mail.

      Your continued interest in and support of the Company are sincerely appreciated.

Sincerely,

John R. Valaas
President and Chief Executive Officer

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

FIRST MUTUAL BANCSHARES, INC.

400 – 108th Avenue N.E.
Bellevue, Washington 98004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 22, 2004

      Notice is hereby given that the 2004 Annual Meeting of Shareholders (the “Meeting”) of First Mutual Bancshares, Inc. (the “Company”) will be held at the Hyatt Regency Bellevue, 900 Bellevue Way N.E., Bellevue, Washington, on April 22, 2004, at 3:00 p.m. Pacific Time.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

1.	The election of three Class III directors of the Company for a term of three years, to serve until the 2007 Annual Meeting of Shareholders and until their respective successors are elected; and

2.	Such other matters as may properly come before the Meeting or any adjournments thereof.

            The Board of Directors is not aware of any other business to come before the Meeting.

      Pursuant to action by the Company’s Board of Directors and in accordance with the Bylaws, shareholders of record at the close of business on March 5, 2004, are the shareholders entitled to vote at the Meeting and any adjournments thereof.

      We encourage you to promptly return your proxy, which is solicited by the Company’s Board of Directors, even if you plan to attend the Meeting. You have three options for submitting your proxy vote: (1) via the Internet, (2) by telephone, or (3) by mail using the paper proxy card. See your proxy card and “Voting of Proxies” on page 2 for instructions on voting. Submitting your vote now will not prevent you from voting your shares at the Meeting if you decide to do so. Your proxy vote is revocable by you at the Meeting. Voting by Internet or telephone will save the Company postage and processing costs.

BY ORDER OF THE BOARD OF DIRECTORS

Phyllis A. Easterlin
Corporate Secretary

Bellevue, Washington

March 18, 2004

FIRST MUTUAL BANCSHARES, INC.

400 – 108th Avenue N.E.
Bellevue, Washington 98004
(425) 455-7300

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
April 22, 2004

ABOUT THE MEETING

Date, Time and Place of Meeting

      This Proxy Statement and the accompanying Proxy are being sent to shareholders of First Mutual Bancshares, Inc. (the “Shareholders”) on or about March 18, 2004, for use in connection with the Annual Meeting of Shareholders (“Annual Meeting”) of First Mutual Bancshares, Inc. (the “Company”) to be held on Thursday, April 22, 2004. Only those shareholders of record at the close of business on March 5, 2004 (“Voting Record Date”), are entitled to vote. The number of shares of the Company’s $1.00 par value common stock (“Common Stock”) outstanding on the Voting Record Date and entitled to vote at the Annual Meeting is 4,748,386.

Solicitation of Proxies

      The enclosed Proxy is solicited by and on behalf of the Company’s Board of Directors (“Board”), with the cost of solicitation borne by the Company. The Company has engaged Advantage Proxy, who will solicit proxies at an approximate cost of $2,750, plus expenses. In addition to use of the mails, solicitation may be made by directors and officers of the Company and its subsidiary, First Mutual Bank (the “Bank”). The Company does not expect to pay any other compensation for the solicitation of proxies, except to brokers, nominees, and similar record holders for reasonable expenses in distributing proxy materials to beneficial owners.

Quorum

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

Voting Rights

      The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected as Class III directors for a term of three years, to serve until the 2007 Annual Meeting of Shareholders and until their respective successors are elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Holders of record of the Common Stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

      If the shares you beneficially own are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the Internet or the telephone. If you wish to change your voting instructions after you have returned your voting instructions form to your broker or bank, you must contact your broker or bank. If you want to vote shares which are held by you in street name at the Annual Meeting, you will have to get a written Proxy in your name from the broker, bank or other nominee who holds your shares.

Voting of Proxies

      Shareholders have three options for submitting their vote: (1) via the Internet, (2) by telephone, or (3) by mail, using the paper proxy card. If you have Internet access, we encourage you to record your vote on the Internet. Voting by Internet saves your Company postage and processing costs. In addition, when you vote via the Internet or by telephone prior to the meeting date, your vote is recorded immediately. See your proxy card for further instructions on voting.

      Proxy votes received in time and not revoked will be voted in accordance with the proxy designation. If no specific instructions are indicated, proxies will be voted:

•	FOR the election of all the nominees for director; and

•	in the discretion of the Proxies designated by the Board of Directors, as to any other matter which may properly come before the Annual Meeting.

      A shareholder of the Company who has voted by Internet, telephone, or by mail may revoke the vote at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Corporate Secretary of the Company, (ii) properly submitting to the Company a proxy vote bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows:

First Mutual Bancshares, Inc.

400 – 108th Avenue N.E.
Bellevue, Washington 98004
Attention: Corporate Secretary

      The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy.

ELECTION OF DIRECTORS

      The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors is classified into three classes, with such classes to be as nearly equal in number as the total number of directors constituting the entire Board permits. Each class is to be elected to separate three-year terms with each term expiring in different years. The Company’s Board of Directors currently consists of 10 directors, with three members in two of the classes and four members in one class. Upon the expiration of the term of a class of directors, nominees for such class are elected to serve for a term of three years and until their respective successors have been elected and qualified.

      The current term of the Class III directors, Ms. Mary Case Dunnam and Messrs. George W. Rowley, Jr. and John R. Valaas, expire upon the election and qualification of the directors to be elected at the 2004 Annual Meeting. The terms of the Class I and II directors expire at the Annual Meeting of Shareholders for 2005 and 2006, respectively. The Nominations Committee of the Board of Directors has nominated Ms. Dunnam and Messrs. Rowley and Valaas for re-election to the Board of Directors at the 2004 Annual Meeting to serve until the 2007 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. It is the intention of the persons named in the Proxy to vote for the election of such nominees. If any nominee shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Nominations Committee of the Board of Directors recommends.

      The Board of Directors has a policy that all directors, whether or not of the class standing for election, should attend the Company’s Annual Meeting. All directors attended the Company’s 2003 Annual Meeting.

      Information, as of February 29, 2004, on the directors, including the director nominees, is as follows:

CLASS III DIRECTORS

      The term of the Class III directors listed below will expire in 2007. The Class III directors listed below are also the Board nominees for the 2004 Annual Meeting of Shareholders.

			Number of
			Common Shares	% of Common
	Director		Owned	Shares Owned
Name, Principal Occupation and Other Directorships	Since	Age	Beneficially	Beneficially

Mary Case Dunnam @†oy	1993	54	36,040(1)	‡
Community volunteer for many groups, including President of the Board of the Seattle Academy of Arts & Sciences, former member of the Development Council for the Burke Museum, and Vice President and Director of the Seattle Arts & Lectures. Ms Dunnam’s father, Elwell C. Case, was one of the original founders of First Mutual Bank.
George W. Rowley, Jr. *y#	1992	62	128,080(1)	2.69%
Chairman and Chief Executive Officer of Rowley Enterprises, Inc. Mr. Rowley is presently Chairman of the Seattle District Council of the Urban Land Institute, Vice President of the Board of Performing Arts Center-Eastside, and a member of various boards and committees throughout the region. He is a past President of the Greater Issaquah Chamber of Commerce and a recipient of the “Best of the Northwest” Family Business Award, and most recently a recipient of the Resource Conservation Award by the Association of Washington Business.
John R. Valaas @#	1992	59	231,107(2)	4.84%
The Company’s President and Chief Executive Officer since October 1999, and First Mutual Bank’s President and Chief Executive Officer since February 1992. Mr. Valaas is a member of the Board of Overseers of Whitman College, board member and past Chairman of the Board of Directors for the Washington Financial League, board member of the Bellevue Chamber of Commerce, and board member and past Chairman of the Bellevue Downtown Association.

      The Board of Directors recommends that shareholders vote FOR the election of the nominees listed above.

CLASS I DIRECTORS

      The term of the Class I directors listed below will expire in 2005. Election for Class I directors will be held at the 2005 Annual Meeting of Shareholders.

			Number of
			Common Shares	% of Common
	Director		Owned	Shares Owned
Name, Principal Occupation and Other Directorships	Since	Age	Beneficially	Beneficially

Janine Florence *@†oy#	1985	55	276,704(3)(4)	5.81%
Owner of Cambridge Management and President of Property Development Corp. Ms. Florence is a board member and past Chairwoman of the Bellevue Downtown Association, past President of the Bellevue Schools Foundation, and board member of the Bellevue Community College Foundation.
F. Kemper Freeman, Jr. @y	1968	62	629,526(3)(5)	13.21%
Chairman and Chief Executive Officer of Kemper Development Company and President of Bellevue Square Managers, Inc. Mr. Freeman is a past Chairman, the current Government Affairs Chairman, and Trustee of the International Council of Shopping Centers. He is Chairman of the Overlake Hospital Association and a council member of the Urban Land Institute. Mr Freeman is Chairman of the Board of the Company and First Mutual Bank.
Robert J. Herbold †y	2003	61	0	‡
Managing Director of the consulting firm The Herbold Group, LLC. Mr. Herbold was Executive Vice President and Chief Operating Officer of Microsoft Corporation from 1994 to 2001 when he retired. He served as an Executive Vice President (part time) of Microsoft Corporation from 2001 until 2003. Prior to joining Microsoft, Mr. Herbold was employed by The Procter & Gamble Company for 26 years, and served as Senior Vice President from 1990 to 1994. Mr. Herbold is a Director of Weyerhaeuser Corp., Agilent Technologies, and Cintas Corp. He also serves on the President’s Council of Advisors on Science and Technology.
Victor E. Parker y#	1983	63	102,250(1)	2.15%
Chairman and CEO of Parker, Smith & Feek, Inc. (PS&F), insurance brokers. He has been employed with PS&F since 1971. Mr. Parker currently serves on the Board of the Badgley Funds. He formerly served on the boards of Western Washington University Foundation, Lakeside School, Big Brothers of Seattle & King County, Seattle Chamber of Commerce, Assurex International and Independent Insurance Agents and Brokers of the Northwest.

CLASS II DIRECTORS

      The term of the Class II directors listed below will expire in 2006. Election for Class II directors will be held at the 2006 Annual Meeting of Shareholders.

			Number of
			Common Shares	% of Common
	Director		Owned	Shares Owned
Name, Principal Occupation and Other Directorships	Since	Age	Beneficially	Beneficially

James J. Doud, Jr. *@y#	1993	66	28,435(1)	‡
Business consultant and former Executive Vice President and Chief Operating Officer of Matthew G. Norton Co. He is a Director of the Brooks Investment Co., a Director of Kibble & Prentice, Inc., and a former director of Glacier Bay, Inc. Mr. Doud is Vice Chairman of the Board of the Company and First Mutual Bank.
Richard S. Sprague *y	1973	72	77,506(3)	1.63%
Vice President, Secretary and a Director of Bellevue Square Managers, Inc. and Senior Vice President and Secretary of Kemper Development Company for the past seven years. Prior to that, a former member of the law firm of Bogle & Gates for 41 years. He is currently a member of the Board of Governors of Virginia Mason Medical Center and a Director of the Virginia Mason Foundation and of the Ronald McDonald House Charities of Western Washington.
Robert C. Wallace †oy#	1985	58	99,821(3)(6)	2.09%
Managing partner of Wallace Properties Group and Chairman of Wallace Properties, Inc. He is a Director of the Washington State Major League Baseball Stadium Public Facilities District, the Bellevue Convention Center Authority, the Puget Sound Blood Center and the Seattle Chamber of Commerce.

*	Member of the Audit Committee

@	Member of the Long Range Planning Committee

†	Member of the Compensation Committee

o	Member of the Stock Option Committee

y	Member of the Nominations Committee

#	Member of the Investment Committee

‡	Less than one percent (1%) of outstanding shares

(1)	Includes 8,337 shares that may be acquired pursuant to a stock option exercisable within sixty (60) days.

(2)	Includes 29,751 shares held by Mr. Valaas’ spouse, 4,639 shares held in trust by Mr. Valaas and his spouse for their children, and 25,592 shares that may be acquired pursuant to stock options exercisable within sixty (60) days.

(3)	Includes 16,674 shares that may be acquired pursuant to stock options exercisable within sixty (60) days.

(4)	Includes 32,973 shares held in trust for the benefit of Ms. Florence’s daughter, and 82,090 shares held in trust for the benefit of Ms. Florence’s sister.

(5)	Includes 72,011 shares held by Mr. Freeman’s spouse. Also includes 273,660 shares owned by Bellevue Square Managers I Limited Partnership. Mr. Freeman, together with members of his immediate family, beneficially owns a 55.7% interest in the partnership.

(6)	Includes 37,405 shares owned by Wallace Properties Group, of which Mr. Wallace is the managing partner.

PRINCIPAL HOLDERS OF VOTING SECURITIES AND MANAGEMENT

      The following table sets forth the beneficial ownership of the Company’s common shares by (i) those persons known by the Company to own beneficially more than 5% of the Company’s outstanding common shares, (ii) each of the executive officers named under “Board of Directors Committees and Reports; Certain Relationships and Director and Executive Compensation — Executive Compensation” below; and (iii) all directors and executive officers of the Company as a group.

		% of Outstanding
	Number of Common	Common Shares
Beneficial Owner	Shares Owned Beneficially	Owned Beneficially

F. Kemper Freeman, Jr.	629,526(1)	13.21%
P. O. Box 4186
Bellevue, WA 98009-4186
FMR Corporation	464,807(2)	9.79%
82 Devonshire Street
Boston, MA 02109
Endicott Management Company	395,825(2)	8.34%
Wayne K. Goldstein and Robert I. Usdan as
Managers of W.R. Endicott L.L.C., W. R
Endicott II, LLC and Endicott Management
237 Park Avenue, Suite 801
New York, NY 10017
First Mutual Bank	360,142(3)	7.58%
Employee Stock Ownership Plan (“ESOP”)
400 108th Ave. N.E
Bellevue, WA 98004
Janine Florence	276,704(4)	5.81%
P. O. Box 1863
Bellevue, WA 98009-1863
Bellevue Square Managers I Limited Partnership	273,660(5)	5.76%
P. O. Box 4186
Bellevue, WA 98009-4186
John R. Valaas	231,107(6)	4.84%
President and Chief Executive Officer
James R. Boudreau	118,767(7)	2.48%
Executive Vice President
Richard J. Collette	6,109(8)	‡
Executive Vice President
Roger A. Mandery	53,278(9)	1.12%
Executive Vice President

		% of Outstanding
	Number of Common	Common Shares
Beneficial Owner	Shares Owned Beneficially	Owned Beneficially

Joseph P. Zavaglia	0	‡
Executive Vice President
All directors and executive officers as a group	1,787,623(10)	36.17%
(14 persons)

‡	Less than one percent (1%) of outstanding shares.

(1)	Includes 16,674 shares that may be acquired pursuant to stock options exercisable within sixty (60) days. Includes 72,011 shares held by Mr. Freeman’s spouse. Also includes 273,660 shares owned by Bellevue Square Managers I Limited Partnership. Mr. Freeman, together with members of his immediate family, beneficially owns a 55.7% interest in the partnership.

(2)	Based upon information contained in SEC Form 13F as filed with the Securities and Exchange Commission with respect to their ownership as of December 31, 2003.

(3)	Represents shares held by the ESOP and allocated to participants’ accounts, who are entitled to vote such shares.

(4)	Includes 16,674 shares that may be acquired pursuant to stock options exercisable within sixty (60) days. Includes 32,973 shares held in trust for the benefit of Ms. Florence’s daughter, and 82,090 shares held in trust for the benefit of Ms. Florence’s sister.

(5)	These shares are included in the number of common shares owned beneficially by F. Kemper Freeman, Jr. Mr. Freeman, together with members of his immediate family, beneficially owns a 55.7% interest in the partnership.

(6)	Includes 29,751 shares held by Mr. Valaas’ spouse, 4,639 shares held in trust by Mr. Valaas and his spouse for their children, and 25,592 shares that may be acquired pursuant to stock options exercisable within sixty (60) days.

(7)	Includes 3,797 shares held by Mr. Boudreau’s spouse, 1,077 shares held in trust by Mr. Boudreau and his spouse for their daughter and son under the UGMA, and 46,556 shares that may be acquired pursuant to stock options exercisable within sixty (60) days.

(8)	Includes 6,050 shares that may be acquired pursuant to stock options exercisable within sixty (60) days.

(9)	Includes 15,106 shares that may be acquired pursuant to stock options exercisable within sixty (60) days.

(10)	Includes an aggregate of 193,348 shares of Common Stock subject to stock options exercisable within sixty (60) days of the record date and an aggregate of 61,467 shares of Common Stock held by the Bank’s ESOP.

BOARD OF DIRECTORS COMMITTEES AND REPORTS;

CERTAIN RELATIONSHIPS AND DIRECTOR AND EXECUTIVE COMPENSATION

Board Committees

      During 2003, the Company held thirteen Board of Directors meetings, as well as numerous committee meetings. No director in office in 2003 attended fewer than 75% of the aggregate meetings of the Company’s Board and committees of the Board on which he or she served. During 2003, the Board had audit, long range planning, nominations, investment, compensation and stock option committees.

      The Audit Committee is responsible for retaining the independent auditor for the Company and reviews the audit results and services of the independent auditors and the Company’s internal controls. The Committee meets periodically with the independent auditors. It also monitors compliance with regulatory and audit requirements and changes in accounting policies and procedures. During 2003, the Audit Committee made recommendations to the Board as it deemed appropriate, including the appointment of the independent auditors and changes in accounting policies and procedures. During 2003, the Audit Committee was composed of Directors Doud, Florence and Sprague, and it met five times. Director Rowley was added as an additional member to the Committee by the Board on February 1, 2004. The functions of the Audit Committee and its activities during fiscal 2003 are described below under the heading, “Report of the Audit Committee and Audit Fees.” The Audit Committee Charter was revised as of January 22, 2004, and a copy is attached as Appendix A.

      During the year, the Board examined the composition of the Audit Committee in light of the Securities and Exchange Commission (“SEC”) and NASDAQ rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee were “independent” within the meaning of the current SEC and NASDAQ rules regarding audit committee members. The Board took note that Richard Sprague, Chairman of the Audit Committee, may not meet the “safe harbor” test for a determination regarding the SEC’s definition for an “independent audit committee member.” Mr. Sprague is an executive officer and a director of Bellevue Square Managers, Inc., which is affiliated with persons, including F. Kemper Freeman, Jr., which beneficially own or control more than 10% of the Company’s common shares. The Board determined to its satisfaction that Mr. Sprague is not an “affiliate” of this Company and the Company has certified that Mr. Sprague meets the criteria for “independence” of SEC Rule 10A-3 and the NASDAQ rules and he is expected to continue as Chair of the Audit Committee.

      During the year, the Board of Directors determined that Audit Committee member, James J. Doud, Jr., met the definition of an “audit committee financial expert” as that term has been defined by the SEC. As noted below, Mr. Doud is an “independent” member of the Board as that term is defined by the SEC and NASDAQ rules. An audit committee financial expert is basically defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present accounting issues generally comparable to the issues that can reasonably be expected to be raised by the company’s financial statements or experience actively supervising persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The identification of a person as an “audit committee financial expert” does not impose any duties, obligations or liabilities that are greater than those imposed on all members of the Audit Committee and the Board of Directors, and does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors.

      The Long Range Planning Committee is responsible for the formation and implementation of a long range strategic plan for the Company. During 2003, the Long Range Planning Committee was composed of Directors Doud, Dunnam, Florence, Freeman and Valaas, and it met one time.

      The Compensation Committee for both the Bank and the Company is charged with reviewing the Company’s general compensation strategy; establishing salaries and reviewing benefit programs; reviewing, approving, recommending and administering the Bank’s incentive compensation and certain other compensation plans; and approving certain employment contracts. During 2003, the Compensation Committee was composed of Directors Dunnam, Florence, Herbold, Valaas (resigned 12/15/03) and Wallace, and it met two times. The Compensation Committee to be appointed at the board meeting following the Annual Meeting will consist solely of directors who are “independent” members of the Board as that term is defined by the NASDAQ rules.

      The Stock Option Committee manages the First Mutual Bancshares, Inc. 2000 Stock Option and Incentive Plan (the “Plan”). During 2003, the Stock Option Committee was composed of Directors Dunnam, Florence and Wallace, and it met one time. The Stock Option Committee to be appointed at the board meeting following the Annual Meeting will consist solely of directors who are “independent” members of the Board as that term is defined by the NASDAQ rules.

      The Investment Committee of the Bank meets almost weekly and oversees the investment practices, including hedging and lending activities, of the Bank. During 2003, the Investment Committee was composed of Directors Doud, Florence, Parker, Rowley, Valaas and Wallace, and it met 44 times.

      The Board acted as a Nominations Committee for this Annual Meeting and unanimously nominated for re-election at this Annual Meeting the nominees named in this Proxy. The Board subsequently adopted a Charter for the Nominations Committee, and such Charter will be effective for a Nominations Committee to be appointed by the Board following this Annual Meeting. All members of the Nominations Committee will be “independent” members of the Board as that term is defined by the NASDAQ rules. A copy of that Charter appears as Appendix B. The Nominations Committee will consider for nomination as directors individuals recommended by shareholders, if such nominations are received by the Secretary of the Company prior to October 15 of the year preceding the meeting of shareholders called for the election of directors. Nominees for the Board must meet the minimum qualifications for a director of a bank as set forth in RCW 32.16.010 and in federal banking regulations. All communications regarding the nomination of persons for the Board which are sent by a shareholder to the Secretary of the Company will be forwarded to all the Nominations Committee members. No nomination from the floor of any Annual Meeting shall be entertained, and any vote for a nominee not reviewed by the Nominations Committee will be void and not counted. Accordingly, shareholder recommendations of individuals to be considered for nomination to be elected as directors at next year’s Annual Meeting of Shareholders must be received by the Secretary of the Company on or prior to October 15, 2004.

Director Compensation

      In 2003, Mr. Freeman, as Chairman of the Board of both the Company and First Mutual Bank, was paid a monthly director’s fee of $3,000. Other directors received $600 per Board meeting attended, $400 for each Audit Committee meeting attended, and $300 for each other committee meeting attended. Directors receive an annual retainer of $10,000, which is paid out monthly. Payment of the retainer is not related to meeting attendance. Each director who is not a full-time paid employee of the Company receives, if sufficient shares are reserved under the Plan, for every four years of service after April 1994, an option to acquire 8,337 (adjusted for capitalization changes as provided in the Plan) shares of the Company’s Common Stock, par value $1.00 per share (the “Common Stock”), at a price equal to the fair value of the shares at the time of the grant of the option. A stock option for 8,337 (adjusted) shares was granted to all current directors on April 26, 2002. Each such option is exercisable for six years and becomes exercisable 50% upon completion of one full year of service after the grant of the option and the balance at the end of the second year of service.

Related Party Transactions

      During 2003, First Mutual Bancshares, Inc. purchased property, liability, casualty, medical and other insurance for aggregate premiums of $182,698 through the insurance brokerage firm of Parker, Smith & Feek, Inc., of which Director Victor E. Parker is a principal.

      First Mutual Bank engaged Wallace Properties, Inc., a real estate brokerage firm of which Director Robert C. Wallace is an owner and principal, to provide real estate services to the Bank. During the year 2003, Wallace Properties, Inc. assisted the Bank with leasing office space for its Sammamish Retail Banking Center and with the purchase of the Bank’s new corporate headquarters building, First Mutual Center, in Bellevue, Washington. All commissions paid to Wallace Properties, Inc. in connection with the two transactions were paid by the landlord and seller and totaled $226,344.

Independence of Directors

      NASDAQ requires that a majority of the Board of Directors be “independent” directors as defined in NASDAQ Rule 4200. The Company reviewed the independence of the Directors and considered any transactions between each director or any member of his or her family and the Company and the Bank. As a result of this review, the Board of Directors has determined that each of the members of the Board of Directors is independent under the NASDAQ definition of “independence” for the Board except for

Mr. Valaas, who is not considered independent because of his employment as an executive officer of the Company, and Mr. Wallace, who may not be considered independent solely because of the commissions received by Wallace Properties, Inc. as set forth above.

Report of the Audit Committee and Audit Fees

      The Audit Committee’s Report to the Shareholders, which follows, was approved and adopted by the Committee and was submitted to and accepted by the Board of Directors on January 22, 2004. The Board of Directors has determined that the members of the Audit Committee are all independent directors as defined in SEC Rule 10A-3 and under the NASDAQ listing standards and rules.

      The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003, with management and has discussed with the independent auditors, Moss Adams LLP, the matters required by SAS 61, Communications with Audit Committees, as amended, received communications from the independent auditors as to their independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the independence of the auditors with the independent auditors.

      Based on its review and discussions with the independent auditors and with management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K filed by the Company.

      The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee. A copy of that charter appears as Appendix A.

      A breakdown of the total fees paid to Moss Adams LLP for professional services rendered to the Company for fiscal years ended December 31, 2003 and 2002 follows:

	Year 2003	Year 2002

Audit Fees	$109,200	$96,700
Audit-Related Fees	$41,080	$37,815
Tax Fees	$51,711	$35,485
All Other Fees	None	None

      The Audit-Related Fees for years 2003 and 2002 were for compliance with the Federal Deposit Insurance Corporation Improvement Act (FDICIA), audit of the Employee Stock Ownership Plan (ESOP) and the 401(k) Retirement Plan, review of information technology systems and security, and research and discussions regarding miscellaneous audit and accounting issues.

      Tax Fees related to the preparation of the federal income tax return and related tax planning and State tax-related items and related planning. Such tax consulting work was pre-approved by the Audit Committee.

      The Audit Committee of the Board believes that the non-audit services provided by the independent auditors are compatible with maintaining the auditor’s independence.

      The Audit Committee has reviewed the independent auditors performance and credentials (and those of the lead partner) determining they are well qualified for the job and has agreed to retain Moss Adams LLP as the Company’s independent auditing firm for the ensuing year.

      The Audit Committee has reviewed and approved the Company’s internal audit and accounting controls. The Committee has established procedures for the confidential and anonymous submission of concerns regarding accounting and auditing matters and has not received any concerns in this regard. The procedures are communicated to the employees on an annual basis.

      Submitted by the members of the Audit Committee:

Richard S. Sprague, Chairman
James J. Doud, Jr.
Janine Florence
George W. Rowley, Jr. (elected to committee
effective 02/01/04)

Executive Compensation

Summary Compensation Table

      The following table sets forth compensation paid for services rendered in the Company’s last three years to the Company’s Chief Executive Officer and the four other highest paid executive officers (the “named executive officers”). Compensation for year 2003 for Mr. Valaas was paid 83% by the Bank and 17% by the Company; Mr. Mandery was paid 88% by the Bank and 12% by the Company for year 2003; and Mr. Boudreau was paid 99% by the Bank and 1% by the Company for year 2003. Compensation for Messrs. Collette and Zavaglia was paid entirely by the Bank during 2003.

SUMMARY COMPENSATION TABLE(1)

						Long-Term
						Compensation
						Awards
		Annual Compensation
						Securities
					Other	Underlying
					Annual	Options/	All Other
Name and Principal Position	Year	Salary		Bonus(2)	Compensation(3)	SARs(#)	Compensation(4)

John R. Valaas	2003		$329,421	$25,000	$1,452	12,100	$15,000
Director, President and	2002		316,928	0	1,090	12,100	14,250
Chief Executive Officer	2001		254,201	0	1,061	0	12,975

James R. Boudreau	2003		$180,000	$14,000	$1,307	7,150	$13,500
Executive Vice President	2002		179,167	0	980	7,150	13,438
and Chief Credit Officer	2001		176,874	0	1,061	0	12,975
for First Mutual Bank

Richard J. Collette	2003		$210,000	$15,000	$1,452	9,350	$15,000
Executive Vice President,	2002		210,000	0	0	9,350	0
Commercial Banking Group	2001		*210,000	0	0	18,150	0
for First Mutual Bank

Roger A. Mandery	2003		$200,000	$16,000	$1,452	7,700	$15,000
Executive Vice President	2002		199,167	0	1,085	7,700	14,225
and Chief Financial	2001		195,813	0	1,061	0	12,975
Officer

Joseph P. Zavaglia	2003	**	$170,000	$15,000	$0	20,350	$0
Executive Vice President,	2002		NA	NA	NA	NA	NA
Retail Banking Group	2001		NA	NA	NA	NA	NA
for First Mutual Bank

*	Employed 12/03/01, annualized salary.

**	Employed 02/03/03, annualized salary.

(1)	None of the named executives received compensation reportable under the Restricted Stock Awards or Long-Term Incentive Plan Payouts columns.

(2)	No bonuses were earned under any bonus plans during 2001 and 2002.

(3)	The amounts disclosed in this column are the value at year end of shares of the Company’s Common Stock and cash allocated to the accounts of the executive officers under the Bank’s ESOP, all of which are vested and not subject to any restrictions.

(4)	The amounts disclosed in this column consist only of Bank contributions under the Bank’s 401(k) plan.

Option Grants in Year 2003

      The following table provides information related to options granted to the named executive officers during 2003.

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value
					at Assumed Rates of Stock
					Price Appreciation for
Individual Grants					Option Term(1)

	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or
	Options/SARs	Employees in	Base Price
Name	Granted(2)	Fiscal Year	($/sh.)(3)	Expiration Date	5%	10%

John R. Valaas	12,100	12.4%	$18.77	06/25/13	$142,853	$362,018
James R. Boudreau	7,150	7.3	18.77	06/25/13	84,413	213,920
Richard J. Collette	9,350	9.6	18.77	06/25/13	110,387	279,741
Roger A. Mandery	7,700	7.9	18.77	06/25/13	90,907	230,375
Joseph P. Zavaglia	11,000	11.2	16.08	02/03/13	111,251	281,933
	9,350	9.6	18.77	06/25/13	110,387	279,741

(1)	The potential realizable value portion of the table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of the term, assuming the specified compounded rates of appreciation on the Company’s Common Stock over the term of the options, but is not intended to forecast future price appreciation of the Company’s Common Stock. It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period. These numbers do not take into account certain provisions of the options providing for cancellation of the option following termination of employment.

(2)	Option to acquire shares of Common Stock, which vests one-third annually, beginning two years after grant of the option.

(3)	The option exercise price may be paid in shares of Common Stock or rights to shares of Common Stock beneficially owned by the executive officer, in cash, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Stock Option Committee in its discretion.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

      The following table provides information related to options exercised by the named executive officers during the 2003 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights (“SARs”).

AGGREGATED OPTION/ SAR EXERCISES IN

LAST FISCAL YEAR AND FY-END OPTION/ SAR VALUES

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options/SARs		In-the-Money Options/SARs
	Shares		at FY-End 2003 (#)		at FY-End 2003 (1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

John R. Valaas	0	NA	25,592	26,620	$350,903	$232,291
James R. Boudreau	24,530	$301,957	46,556	16,720	708,890	153,540
Richard J. Collette	0	NA	6,050	30,800	80,025	308,800
Roger A. Mandery	0	NA	15,106	17,820	195,989	162,290
Joseph P. Zavaglia	0	NA	NA	20,350	NA	146,150

(1)	The closing price for the Company’s Common Stock as reported on the NASDAQ Stock Market effective December 31, 2003, was $24.50. The values indicated reflect the reduction for the payment of the exercise price of applicable options.

Employment Contracts, Severance Agreements and Change in Control Agreements

      First Mutual Bank and John R. Valaas are parties to an Employment Agreement dated January 1, 2002, whereby Mr. Valaas agreed to continue to serve as President and Chief Executive Officer of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2006, and provides that Mr. Valaas is entitled to a base salary of no less than $250,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Valaas is also eligible for discretionary grants of stock options under the Company’s stock option plan.

      First Mutual Bank has also agreed that in the event of a termination of his employment (whether voluntary or otherwise) following any future Change in Control of First Mutual Bank, Mr. Valaas will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting. A Change in Control occurs when one person or entity (other than a group including two or more of the Company’s present directors) becomes the owner of 25% or more of the Company’s outstanding Common Stock, replacement of a majority of the incumbent directors by directors whose elections have not been supported by the present Board, or dissolution or sale of 70% or more in value of the assets of First Mutual Bank (“Change of Control”).

      On January 1, 2002, First Mutual Bank entered into an Employment Agreement with Roger A. Mandery, whereby Mr. Mandery agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2006, and provides that Mr. Mandery is entitled to an annual base salary of no less than $195,000, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Mandery is also eligible for discretionary grants of stock options under the Company’s stock option plan.

      The agreement also provides that in the event of a termination of his employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Mandery will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.

      First Mutual Bank and James R. Boudreau are parties to an Employment Agreement dated January 1, 2002, whereby Mr. Boudreau agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2006, and provides that

Mr. Boudreau is entitled to a base salary of no less than $175,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Boudreau is also eligible for discretionary grants of stock options under the Company’s stock option plan.

      First Mutual Bank has also agreed that in the event of a termination of his employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Boudreau will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.

      First Mutual Bank and Richard J. Collette are parties to an Employment Agreement dated March 1, 2002, whereby Mr. Collette agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on February 28, 2007, and provides that Mr. Collette is entitled to a base salary of no less than $210,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Collette is also eligible for discretionary grants of stock options under the Company’s stock option plan.

      First Mutual Bank has also agreed that in the event of a termination of his employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Collette will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.

      First Mutual Bank and Joseph P. Zavaglia are parties to an Employment Agreement dated January 1, 2004, whereby Mr. Zavaglia agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2008, and provides that Mr. Zavaglia is entitled to a base salary of no less than $170,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Zavaglia is also eligible for discretionary grants of stock options under the Company’s stock option plan.

      First Mutual Bank has also agreed that in the event of a termination of his employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Zavaglia will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.

Board Compensation Committee Report

      The purpose of the compensation program of the Company and First Mutual Bank as its principal subsidiary is to align executive compensation with the Company’s business objectives and performance, the long-term objectives of shareholders, and the individual executive’s performance. This enables the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company’s long-term success.

      The Company’s executive compensation program is administered by the Stock Option Committee and the Compensation Committee established as committees of the Board. Currently, the membership of these two committees is the same at the Company and First Mutual Bank board levels. The Stock Option Committee had three non-employee directors during 2003, and the Compensation Committee had four non-employee directors during 2003. The membership of the Compensation Committee for the past year included John Valaas, who recused himself from discussions or determinations related to his compensation. The Stock Option Committee and the Compensation Committee work with management to develop compensation plans for the Company and First Mutual Bank and are responsible for determining the compensation of each named executive officer.

      The Compensation Committee considers many factors in setting compensation for the President and Chief Executive Officer and the other named executive officers, and in establishing guidelines for the compensation of other executive officers of the Company and First Mutual Bank. As First Mutual Bank is the principal operating subsidiary of the Company, among the most important of these factors is establishing compensation that is commensurate with First Mutual Bank’s performance, as measured by operating, financial and strategic goals. First Mutual Bank’s performance is measured against previous performance, budgeted goals, and the operating results of peer institutions, which are composed of FDIC-insured savings institutions of a similar asset size and complexity and market and industry conditions, including the economy as a whole. Individual performance in terms of both qualitative and quantitative goals (with the exception of assessing the performance of First Mutual Bank, the Compensation Committee does not have specific measures and its decisions are subjective) is an important part of this process. Industry surveys of compensation for comparable positions in First Mutual Bank’s Peer Group (which is composed of Washington State financial institutions of a similar asset size) are considered. It is the Compensation Committee’s belief that officers who are among the owners of the Company not only have longer tenure, but are also more focused on and aligned with the long-term performance expectations of shareholders. It therefore works to retain superior executives by providing some equity-based compensation, currently in the form of stock options.

Components of Compensation

      At present, the executive compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options. Executives also participate, along with other Bank employees, in First Mutual Bank’s ESOP and other benefit plans.

      Base Salary. Base salaries of the President and Chief Executive Officer and the other named executive officers are based on surveys and data relating to First Mutual Bank’s Peer Group, as defined in the Compensation Committee report section of this report. These surveys are used to determine whether compensation is competitive with that offered by other companies in First Mutual Bank’s banking and financial services industries. In addition, base salaries are based on an assessment of individual performance. In assessing performance, the Compensation Committee takes into consideration individual experience and contributions, level of responsibility, department performance, and First Mutual Bank’s performance, which is measured primarily by net income, but without setting specific goals. With the exception of First Mutual Bank’s performance, the Compensation Committee does not have any specific measures, and its decisions are subjective. For 2003, the salaries for three of the named executive officers, based in part on individual contributions, were increased an average of 2.89%. The compensation policy allows for total compensation of individuals to exceed the median Peer Group through incentive compensation plans based on achievement of First Mutual Bank’s operating, financial and strategic objectives.

      Bonus Plan. The Bank’s named executive officers received a bonus for year 2003 that was paid in early 2004 as did other employees eligible for bonuses paid under other bonus plans. The existence of this incentive compensation is considered by the Compensation Committee in determining base compensation for executive officers.

      Stock Option Plan. Awards of stock options under the Company’s incentive stock option plan are designed to more closely tie together the long-term interest of employees and shareholders, and to assist in the retention of officers and key employees. The Stock Option Committee selects the employees, including executive officers, if any, to receive stock options and determines the number of shares subject to each grant. The Stock Option Committee’s determination of the size of option grants is generally intended to reflect an employee’s position and his or her contributions, as described above relative to guidelines for compensation. Options are granted either as incentive stock options or as nonqualified stock options. The option grants have a ten-year term, and options become exercisable on a gradual basis as stated in each grant. The Stock Option Committee reviews the outstanding options of the officers and key employees from time to time and may grant additional options to encourage their retention.

      Employee Stock Ownership Plan (ESOP); Other Benefits. Each named executive officer participates with other employees in First Mutual Bank’s ESOP, health insurance and other benefits which are generally applicable.

      In conclusion, the Compensation and Stock Option Committees believe First Mutual Bank has been managed well in a challenging business environment for financial institutions and has achieved above-average operating results when compared to other thrift institutions in First Mutual Bank’s Peer Group.

      Submitted by members of the Stock Option Committee and Compensation Committee:

Robert C. Wallace, Chairman
Mary Case Dunnam
Janine Florence
Robert J. Herbold
John R. Valaas (resigned effective 12/15/03)

Compensation Committee Interlocks and Insider Participation

      The Company does not have loans outstanding to any members of the Stock Option Committee or the Compensation Committee. As noted above, Robert C. Wallace, Chairman of the Compensation Committee, is an owner, director and executive officer of Wallace Properties, Inc. which was retained by the Company, with the approval of the Board of Directors, to assist the Bank in leasing office space and purchasing its corporate headquarters. Commissions totaling $226,344 were paid to Wallace Properties, Inc. by the landlord and the seller in connection with these two transactions. John Valaas, the Company’s President, is an employee of the Company as well as a director. He served on the Compensation Committee until December 15, 2003, at which time he resigned; however, he did not participate in the determination of his own compensation.

STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the Company’s and First Mutual Bank’s five-year cumulative total return (for the period prior to October 26, 1999, the graph reflects the Bank’s return), including reinvestment of dividends, on its Common Stock to the similar returns for (a) all U.S. stocks under the NASDAQ Index, (b) SNL Western Thrift Index, and (c) SNL Western Bank Index. In view of the fact that the Bank’s loan portfolio is changing to more closely resemble the loan portfolio of a commercial bank, its return performance is compared to both the SNL Western Thrift Index and the SNL Western Bank Index.

Source : SNL Financial LC, Charlottesville, VA	(434) 977-1600

© 2004

	Period Ending

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

First Mutual Bancshares, Inc.	100.00	101.27	112.90	118.05	176.63	267.61
NASDAQ — Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL Western Thrift Index	100.00	80.15	158.35	146.59	166.33	218.56
SNL Western Bank Index	100.00	103.35	136.83	119.65	130.91	177.34

AUDITORS

      The Audit Committee and the Board have appointed Moss Adams LLP, Everett, Washington, independent public accountants, as the Company’s auditors for the 2004 fiscal year. A representative of Moss Adams LLP will be present at the Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

OTHER MATTERS

      No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Meeting, and the Board of Directors does not know of any other business to be presented to the Meeting and does not intend to bring other matters before the Meeting. However, if any other matters properly come before the Meeting, it is intended that the persons named in the Proxy will vote thereon according to the direction of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company’s review of the copies of such forms it has received, and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the year 2003.

FINANCIAL STATEMENTS

      The Company’s 2003 Annual Reports to Shareholders, including financial statements prepared in conformity with generally accepted accounting principles, are being mailed to shareholders with these proxy materials. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference.

      A COPY OF FORM 10-K (WHICH ALSO SERVES AS THE COMPANY’S ANNUAL DISCLOSURE STATEMENT UNDER APPLICABLE RULES) FOR THE COMPANY’S MOST RECENT FISCAL YEAR AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE UPON REQUEST TO PHYLLIS A. EASTERLIN, CORPORATE SECRETARY, FIRST MUTUAL BANCSHARES, INC., P. O. BOX 1647, BELLEVUE, WASHINGTON 98009-1647, (425) 455-7300.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR

THE 2005 ANNUAL MEETING

      In order to be (a) eligible for inclusion in the proxy materials of the Company for next year’s Annual Meeting of Shareholders, or (b) presented at next year’s Annual Meeting of Shareholders without inclusion in the Company’s proxy materials, shareholder proposals must be received no later than November 19, 2004. In order to be considered for nomination and election as a director, nominations for individuals recommended by shareholders for election to the Board must be received prior to October 15 of the year preceding the meeting of shareholders called for the election of directors. Such proposals or nominations must be mailed to Phyllis A. Easterlin, Corporate Secretary, at P. O. Box 1647, Bellevue, Washington 98009-1647. Any such proposal shall be subject to the requirements of the proxy rules promulgated by the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

Phyllis A. Easterlin
Corporate Secretary

Bellevue, Washington

March 18, 2004

Appendix A

FIRST MUTUAL BANCSHARES, INC.

Audit Committee Charter

[This charter shall be reviewed, updated and approved annually by the Board of Directors.]

I.     Purpose and General Role

      The Audit Committee of the Board of Directors shall be responsible for the accounting and financial reporting processes of the Company (including as appropriate hereunder the Company’s subsidiaries), including the audits of the Company’s financial statements, and shall be responsible for the oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. The Audit Committee may also be responsible for such other duties as directed by the Board.

      Although the Audit Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct the specific audits or to directly determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the external audit firm.

      The Committee is expected to maintain free and open communication, including separate executive sessions with each of: (a) the independent accountants, (b) the internal auditors and (c) the management of the Company. The Audit Committee may request any officer or employee of the Company or the Company’s independent auditing firm or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The Audit Committee shall be responsible for the resolution of any disagreements between management and the independent auditors or the internal audit group, should any such disagreements arise.

      The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditing firm for the purpose of rendering the audit report and an opinion on the Company’s financial statements. The Company shall also provide funding for and grants the Committee the specific authority to retain outside legal, accounting or other advisers deemed necessary to carry out their responsibilities and authorities under this Charter.

II.     Membership and Independence

      The membership of the Committee shall consist of three or more directors, designated by the independent members of the Board of Directors, who are generally knowledgeable in financial and auditing matters. The Committee shall include at least one member with the requisite accounting or related financial management expertise to qualify as and be named as an “audit committee financial expert” as defined by the Securities and Exchange Commission. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and each member shall meet the requisite director independence requirements for serving on audit committees as set forth in the corporate governance rules and standards of the Securities and Exchange Commission and NASDAQ. The members of the Committee and the Chairperson shall be elected annually by the Board of Directors.

      The independent members of the Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

III.     Authority, Responsibilities, Guidelines and Duties

      The Audit Committee’s primary responsibilities include:

A.     Relationship with External Auditor

      1. Appointing and, if appropriate, terminating the independent auditor, which the Company will retain to audit the financial statements of the Company and to perform related services. The Committee will determine the compensation for such public accounting firm. In so doing, the Committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and oversee the auditor’s independence. The Committee will also periodically review the independent auditor’s lead partner for the Company audit. The Committee shall also review, in advance of the Company audit, the amount of work on the audit which the independent auditor anticipates may be performed by persons who are not full-time, permanent employees of the independent auditor, if any.

      2. Overseeing and reviewing any permitted non-audit services to be considered with the independent auditors. Any such services shall be pre-approved by the Committee provided, however, that if any such services were not initially recognized as non-audit services and the aggregate amount of such services would constitute no more than five percent of the total cost of all the auditors services for such fiscal year, such services may be approved by the chairperson of the Committee prior to the completion of the audit.

      3. Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

      4. Reviewing the audited financial statements and discussing them with management and with the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

      5. Reviewing matters required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61. Such matters may be communicated to the chairperson of the Committee who may represent the entire Audit Committee for purposes of this review and response.

B.     Internal Audit Department

      1. Overseeing the internal auditor team and providing ongoing review, guidance and oversight to the internal controls and internal audit activities of the Company including reviewing the organization, plans and results of such activity. Internal auditor matters may be communicated to the chairperson of the Committee who may represent the entire Audit Committee for purposes of an initial review of the issues and, if appropriate, a response.

      2. Discussing with management and the internal auditors the quality and adequacy of the Company’s internal controls.

      3. Reviewing and concurring with the appointment and, as appropriate, the termination of the senior members of the internal auditor team.

C.     Other Audit Committee Responsibilities

      1. Preparing an annual report to shareholders for inclusion in the Company’s annual proxy statement, as required by the U.S. Securities and Exchange Commission.

      2. Reviewing with management and the independent auditor the quarterly financial information prior to the Company’s filing of Form 10-Q. This review may be performed by the Committee or its chairperson.

      3. Discussing with management the status of pending litigation, regulatory matters, taxation matters and other areas of oversight to the legal, regulatory and compliance area as may have a material impact on the financial statements or otherwise be appropriate.

      4. Discussing significant financial risk management and exposures and the steps management has taken to monitor, control and report such risk management.

      5. Establishing procedures for the receipt, retention and confidential treatment of complaints or concerns received by the Committee and the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. These procedures will be communicated to all employees on at least an annual basis.

      6. Reviewing and approving all material related-party transactions prior to consummation.

      7. Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

Appendix B

FIRST MUTUAL BANCSHARES, INC.

Nominations Committee Charter

[This charter shall be reviewed, updated and approved annually by the Board of Directors.]

I.     Purpose and General Role

      The Nominations Committee of the Board of Directors shall be responsible for identifying and reviewing the qualifications of individuals qualified to become Board members, recommending to the Board the director nominees for election at the annual meeting of shareholders or for appointment to any vacant position. The Nominations Committee may also be responsible for such other duties as directed by the Board.

      Although the Nominations Committee has the responsibilities, duties and powers set forth in this Charter, the final determination of the nominees for the Board of Directors shall be the responsibility of the Board of Directors as a whole. It will not be the duty of the Committee to plan or conduct the annual election of Directors or the proxy solicitation process, which shall also be the responsibility of the Board of Directors as a whole.

      The Committee shall have the authority to retain and terminate any search firm to assist it in identifying director candidates and shall have authority to approve any such search firm’s fees and expenses and other retention terms. The Committee shall also have the authority to obtain advice and assistance from outside legal, accounting or other advisers deemed necessary to carry out their responsibilities and authorities under this Charter, provided that the Committee may not retain the Company’s independent auditors without the prior approval of the Audit Committee.

II.     Membership and Independence

      The membership of the Committee shall consist of three or more directors, designated annually by those independent members of the Board of Directors who are not members of the Class of Directors whose terms expire at the next annual meeting of the Company’s shareholders. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and each member shall meet the requisite director independence requirements for serving on the Nominations Committee as set forth in the corporate governance rules and standards of the Securities and Exchange Commission and NASDAQ.

      The independent members of the Board of Directors shall appoint one member of the Nominations Committee as chairperson. He or she shall be responsible for leadership of the Committee.

III.     Responsibilities, Duties and Guidelines

      The Nominations Committee’s responsibilities include:

A.     Nominations for Annual Meeting of Shareholders

      1. The Committee shall assess the size and composition of the Board of Directors and the need for new directors for the Company on an ongoing basis, including identifying any specific needs in terms of experience, expertise and independence standards for nominees. The Committee shall identify possible nominees who meet the appropriate objectives in terms of the composition of the Board and shall, as appropriate, seek individuals qualified to become board members for recommendation to the Board. The Committee shall examine such factors as experience, effectiveness, business judgment, integrity, time and commitment, shareholdings, teamwork and independence. The Committee shall also review membership qualification based on applicable regulatory requirements.

B-1

      2. The Committee shall review shareholder recommendations for nominations for the annual meeting of shareholders or to fill vacancies on the Board if such recommendations are submitted in writing in accordance with the procedures described in the Company’s Bylaws and the most recent Proxy Statement.

      3. The Committee shall approve and recommend to the Board the director nominees for each annual meeting of shareholders and for any vacancies that occur during a year.

B.     Independence Review

      The Committee shall review known information and completed questionnaires relating to the independence of directors and recommend a determination to the Board with respect to each outside director’s “independence” under the applicable standards of the Securities and Exchange Commission and NASDAQ and other applicable laws and regulations.

B-2

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FIRST MUTUAL BANCSHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS
April 22, 2004

     The undersigned shareholder of First Mutual Bancshares, Inc. hereby appoints Messrs. F. Kemper Freeman, Jr. and John R. Valaas of First Mutual Bancshares, Inc. and either of them, with full power of substitution to each, to act as proxies to represent the undersigned at the Annual Meeting of Shareholders, to be held at the Hyatt Regency Bellevue, Bellevue, Washington, on April 22, 2004, at 3:00 p.m., Pacific time, and at any and all adjournments thereof, and to vote all of the shares of Common Stock of First Mutual Bancshares, Inc. which the undersigned is entitled to vote as fully as if the undersigned were present in person, in the manner indicated on the reverse hereof. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

     This proxy, when properly executed, will be voted and will be voted in the manner directed on this proxy card. If no specification is made, a vote FOR the election of all directors will be entered.

     Should the undersigned be present and elect to vote in person at the Annual Meeting or at any adjournment thereof, upon notification to the Secretary of First Mutual Bancshares, Inc. at the Meeting of the shareholder’s decision to terminate the proxy, this proxy shall be deemed terminated and of no further force and effect.

(Continue, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Detach here from proxy voting card

You can now access your FIRST MUTUAL BANCSHARES account online.

Access your First Mutual Bancshares shareholder/stockholder account online via
Investor ServiceDirect® (ISD)

     Mellon Investor Services LLC, Transfer Agent for First Mutual Bancshares, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Obtain a duplicate 1099 tax form
•	Make address changes	•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE NOMINEES.
					Mark Here for Address Change	☐
	FOR			WITHHOLD
	all nominees			AUTHORITY
	except as marked to			to vote for all
	the contrary at left			nominees
Election of the following nominees to serve as directors for a term of three years:		☐		☐

01 Mary Case Dunnam 02 George W. Rowley, Jr. 03 John R. Valaas				The undersigned hereby revokes any and all prior proxies and acknowledges receipt from the Company prior to the execution of this proxy of Notice of Meeting, the Proxy Statement dated March 18, 2004, and the Report to Shareholders.

Please sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give your full name. If shares are held jointly, each holder should sign. Please fill in the date the proxy is signed.

INSTRUCTION: To withhold authority to vote for one or more individual nominee(s), write that nominee’s name in the space provided below.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS WHICH RECOMMENDS A VOTE FOR EACH OF THE NOMINEES. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THIS ELECTION.

Signature:______________________________	Signature	if	held jointly	_________________________	Dated	______________
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PREPAID ENVELOPE UNLESS YOU VOTE ELECTRONICALLY AS SET FORTH BELOW.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/fmsb		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.firstmutual.com